SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14 (c) of the Securities
 Exchange Act of 1934
(Amendment No.     )

Check the appropriate box:

[ ]    Preliminary Information Statement
[ ]    Confidential, for Use of the Commission Only (as permitted by Rule 14c-5
       (d)(2))
[X]    Definitive Information Statement

                            Style Select Series, Inc.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

       1)   Title of each class of securities to which transaction applies:

            ----------------------------------------------------


       2)   Aggregate number of securities to which transaction applies:

            ----------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

            -----------------------------------------------------


       4)   Proposed maximum aggregate value of transaction:

            ------------------------------------------------------

       5)   Total fee paid:

            ------------------------------------------------------


       [ ]  Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)   Amount Previously Paid:

            --------------------------------------------------------

       2)   Form, Schedule or Registration Statement No.:

            --------------------------------------------------------


       3)   Filing Party:

            --------------------------------------------------------


       4)   Date Filed:

            --------------------------------------------------------

SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, NY 10017
212.551.5969
800.858.8850


September 2, 1999                                                 [Logo]

EDGAR Postmaster, BDM: Postmaster

Re:      Style Select Series, Inc.
         Securities Act File No. 33-11283
         1940 Act File No. 811-07797
         Definitive Information Statement
         Attn.: John Ganley

Dear Mr. Ganley:

         Following is an EDGAR filing on behalf of Style Select Series, Inc. (the "Fund") pursuant to Rule 14c-5(b) under the Securities Exchange Act of 1934, as amended, of a Definitive Information Statement to be sent to shareholders of the Fund's Aggressive Growth Portfolio, Large-Cap Growth Portfolio and Small-Cap Value Portfolio (the "Portfolios"). The purpose of this Information Statement is to give notice of a change in control of Warburg Pincus Asset Management, Inc., a subadviser to the Aggressive Growth Portfolio. This Information Statement also will give notice of the engagement of Jennison Associates LLC to replace L. Roy Papp & Associates as a subadviser to the Large-Cap Growth Portfolio. Furthermore, the Information Statement will give notice of the engagement of EQSF Advisers, Inc. to replace The Glenmede Trust
Company as a subadviser to the Small-Cap Value Portfolio. Copies of this Information Statement are intended to be released to shareholders on or about September 7, 1999. A preliminary copy of this Information Statement was filed with the Securities and Exchange Commission on August 20, 1999.

         If you have  questions or  comments,  please feel free to contact me at
(800) 858-8850, extension 5189.

                                               Very truly yours,

                                               SunAmerica Asset Management Corp.


                                               By: /s/ Robert M. Zakem
                                                   -------------------
                                                   Robert M. Zakem
                                                   Senior Vice President
                                                   and General Counsel

Enclosures

SUNAMERICA ASSET MANAGEMENT CORP.
The SunAmerica Center
733 Third Avenue
New York, New York 10017
212.551.5969
800.858.8850


September 7, 1999                                                      [Logo]


Dear Shareholders:

         The enclosed information statement is being provided to shareholders of the Aggressive Growth Portfolio of Style Select Series, Inc. as a result of a change in control of one of its subadvisers, Warburg Pincus Asset Management, Inc. ("Warburg"). On July 6, 1999, Credit Suisse Group ("Credit Suisse") acquired Warburg and combined it with Credit Suisse's existing U.S. asset management business. Such combined businesses are now conducted by Credit Suisse Asset Management, LLC, an indirect wholly-owned U.S. subsidiary of Credit Suisse.

         In addition, this information statement details a change in subadvisers with respect to each of the Large-Cap Growth Portfolio and Small-Cap Value Portfolio of Style Select Series, Inc. On July 14, 1999, the Board of Directors (the "Directors") approved the engagement of Jennison Associates LLC ("Jennison") to replace L. Roy Papp & Associates as a subadviser to the Large-Cap Growth Portfolio, effective as of August 1, 1999. Furthermore, the Directors approved the engagement of EQSF Advisers, Inc. (investment adviser to the Third Avenue Funds), to replace The Glenmede Trust Company as a subadviser to the Small-Cap Value Portfolio, also effective as of August 1, 1999.

         Jennison joins Janus Capital Corporation and Montag & Caldwell, Inc., the Large-Cap Growth Portfolio's other subadvisers, managing approximately one-third of the portfolio. EQSF Advisers, Inc. joins Berger Associates, Inc. and Lazard Asset Management as subadvisers to the Small-Cap Value Portfolio, managing approximately one-third of its assets. We are optimistic that the Large-Cap Growth and Small-Cap Value Portfolios will continue to benefit under the management of these fine firms.

         As a matter of regulatory compliance, we are sending you this information statement which describes the management structure of the above referenced portfolios, the ownership of Credit Suisse, Jennison and EQSF Advisers, Inc., and the terms of the subadvisory agreements with respect to Credit Suisse, Jennison and EQSF Advisers, Inc. which the Directors have approved.

         Please feel free to call your financial adviser or call us at (800) 858-8850 should you have any questions on the enclosed information statement. We thank you for your continued interest in the Style Select Series Portfolios.


                                                              Sincerely,


                                                       By: /s/ Peter A. Harbeck
                                                            -------------------
                                                               Peter A. Harbeck
                                                               PRESIDENT

                            STYLE SELECT SERIES, INC.
                           AGGRESSIVE GROWTH PORTFOLIO
                           LARGE-CAP GROWTH PORTFOLIO
                            SMALL-CAP VALUE PORTFOLIO

                              THE SUNAMERICA CENTER
                                733 THIRD AVENUE
                            NEW YORK, NEW YORK 10017
                          ----------------------------

                              INFORMATION STATEMENT

                          ----------------------------


         This information statement is being provided to the shareholders of the Aggressive Growth Portfolio ("Aggressive Growth"), Large-Cap Growth Portfolio ("Large-Cap Growth") and Small-Cap Value Portfolio ( "Small-Cap Value") (collectively, the "Portfolios") of Style Select Series, Inc. ("Style Select" or the "Corporation") in lieu of a proxy statement, pursuant to the terms of an exemptive order Style Select has received from the Securities and Exchange Commission which permits SunAmerica Asset Management Corp. ("SunAmerica") to hire new subadvisers and to make changes to existing subadvisory contracts with the approval of the Board of Directors (the "Directors"), but without obtaining shareholder approval. This information statement is being furnished by the Directors of the Corporation.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This information statement will be mailed on or about September 7, 1999. Copies of the most recent annual and semi-annual reports are available without charge. Copies of such reports of Style Select may be obtained by writing to SunAmerica, at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, or by calling (800) 858-8850.

PURPOSE OF THE INFORMATION STATEMENT

         On February 15, 1999, the parent company of Warburg Pincus Asset Management, Inc. ("Warburg"), a subadviser to Aggressive Growth, entered into a Merger Agreement and Plan of Reorganization (the "Merger Agreement") with Credit Suisse Group ("Credit Suisse"). Pursuant to the terms of the Merger Agreement, Credit Suisse acquired the direct parent company of Warburg on July 6, 1999 (the "Acquisition"). Credit Suisse combined Warburg with its existing U.S. asset management business (the "Reorganization"). The combined business is now conducted by Credit Suisse Asset Management, LLC ("CSAM"), a newly formed Delaware limited liability company, which is an indirect wholly-owned subsidiary of Credit Suisse. The Acquisition and Reorganization are together referred to herein as the "Merger." The Merger constitutes a change in control of Warburg which results in an "assignment," as that term is defined in Section 2 (a)(4) of the Investment Company Act of 1940 ( the "1940 Act"), and consequently a termination of the Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Warburg with respect to Aggressive Growth.

         Additionally, at a meeting held on July 14, 1999, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and Jennison Associates LLC ("Jennison"), the subadviser, with respect to a component of Large-Cap Growth. Also, the Directors approved a Subadvisory Agreement between SunAmerica, the investment adviser and manager, and EQSF Advisers, Inc., (the investment adviser to the Third Avenue Funds and hereinafter referred to as ("Third Avenue")), the subadviser, with respect to a component of Small-Cap Value. As of August 1, 1999, Jennison replaced L. Roy Papp as subadviser to Large-Cap Growth and Third Avenue replaced The Glenmede Trust Company as subadviser to Small-Cap Value.

THE CORPORATION AND THE INVESTMENT ADVISER

         Aggressive Growth, Large-Cap Growth and Small-Cap Value are each an investment series of Style Select, a Maryland corporation. The Corporation initially entered into an Investment Advisory Agreement (the "Advisory Agreement") with SunAmerica on September 17, 1996 and entered into a new Advisory Agreement with SunAmerica on January 1, 1999. SunAmerica selects the subadvisers for and/or manages the investments of the Portfolios of Style Select, provides various administrative services and supervises the Portfolios' daily business affairs, subject to general review by the Directors. The Advisory Agreement authorizes SunAmerica to retain the subadvisers for the Portfolios or portions thereof for which it does not manage the assets. SunAmerica selects the subadvisers it believes will provide the Portfolios with the highest quality investment services, while obtaining, within the Portfolios' overall investment objective, a distinct investment style. SunAmerica monitors the activities of the subadviser and, from time to time, will recommend the replacement of a subadviser on the basis of investment performance, style drift or other consideration.

         The subadvisers to Style Select act pursuant to agreements with SunAmerica. Their duties include furnishing continuing advice and recommendations to the relevant portion of their respective Portfolios regarding securities to be purchased and sold. Each subadviser is independent of SunAmerica and discharges its responsibilities subject to the oversight and supervision of SunAmerica, which pays the subadviser's fees. The Portfolio does not pay fees directly to a subadviser. However, in accordance with procedures adopted by the Directors, a subadviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent not as principal, and receive brokerage commissions in connection therewith as permitted by Section 17(e) of the 1940 Act, as amended, the rules thereunder and other applicable securities laws.

THE SUBADVISORY AGREEMENTS

         Pursuant to a Subadvisory Agreement with SunAmerica on behalf of Aggressive Growth, Warburg has been serving as a subadviser since September 17, 1996. This Subadvisory Agreement terminated upon the consummation of the Merger between Credit Suisse and Warburg on July 6, 1999. At the Board meeting held on May 26, 1999, the Directors approved a new Subadvisory Agreement with CSAM, substantially identical to the one prior to the acquisition of Warburg by Credit Suisse, which became effective on July 6, 1999.

         Pursuant to a Subadvisory Agreement with SunAmerica on behalf of Large-Cap Growth, L. Roy Papp & Associates had served as subadviser since August 20, 1997. Pursuant to a Subadvisory Agreement with SunAmerica on behalf of Small-Cap Value, The Glenmede Trust Company also had served as a subadviser since August 20, 1997. These agreements, together with the September 17, 1996 agreement with Warburg, are hereinafter collectively referred to as the "Previous Agreements". At a meeting held on July 14, 1999, the Directors, including a majority of the Directors who are not interested persons of Large-Cap Growth and Small-Cap Value or SunAmerica, approved SunAmerica's recommendation to replace L. Roy Papp & Associates and The Glenmede Trust Company. Accordingly, the Directors approved a Subadvisory Agreement with each of Jennison and Third Avenue, which became effective August 1,1999. SunAmerica recommended Jennison and Third Avenue in the ordinary course of its ongoing evaluation of subadviser performance and investment strategy and after extensive research and qualitative and quantitative analysis of numerous candidate firms and their organizational structure, investment process and style, and long-term performance record. SunAmerica believes that each of Jennison's and Third Avenue's investment style is appropriately suited to the respective Portfolios and expects these investment styles to complement those of the respective Portfolios' other subadvisers.

         Under the Advisory Agreement, the annual rates of the investment advisory fees payable to SunAmerica for each of the relevant Portfolios are as follows: 1.00% of Assets for Aggressive Growth, 1.00% of Assets for Large-Cap Growth and 1.00% of Assets for Small-Cap Value. The term "Assets" means the average daily net assets of the respective Portfolios. This fee is accrued daily and paid monthly, and may be higher than those charged to other mutual funds. For the fiscal year ended October 31, 1998, SunAmerica paid fees to the Subadvisers equal to the aggregate annual rates as follows: 0.38% of Assets for Aggressive Growth, which amounted to $481,172; 0.48% of Assets for Large-Cap Growth, which amounted to $160,671; and 0.55% of Assets for Small-Cap Value, which amounted to $216,474. The fees retained by SunAmerica for each of the relevant Portfolios are as follows: 0.62% for Aggressive Growth, or $769,952; 0.52% for Large-Cap Growth, or $171,371; and 0.45% for Small-Cap Value, or $177,154. Thus, the total aggregate advisory fees paid by the relevant Portfolios were as follows: $1,251,124 by Aggressive Growth; $332,042 by Large-Cap Growth; and $393,628 by Small-Cap Value.

         The new agreements between CSAM and SunAmerica on behalf of Aggressive Growth, Jennison and SunAmerica on behalf of Large-Cap Growth, and Third Avenue and SunAmerica on behalf of Small-Cap Value, are substantially similar in form and in substance to the Previous Agreements, in that they (i) provide for the Subadviser to manage the portion of the relevant portfolio allocated to it on a discretionary basis, (ii) provide for the Adviser to compensate the Subadviser for its services, (iii) authorize the Subadviser to select the brokers or dealers to effect portfolio transactions for the Portfolio, and (iv) require the Subadviser to comply with the Portfolio's investment policies and restrictions and with applicable law. The new agreements and change in subadvisers will not result in any increase in fees to shareholders. A form of Subadvisory Agreement is attached to this information statement as Exhibit A.

INFORMATION ABOUT CSAM

         Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises of five business units: Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         Credit Suisse Asset Management is the global institutional asset management and mutual fund arm of Credit Suisse. Credit Suisse Asset Management employs approximately 1,600 people worldwide and has global assets under management of approximately $210 billion in multiple product services, including equities, fixed income, derivatives and balanced portfolios. Together with its predecessor firms, Credit Suisse Asset Management has been engaged in the investment advisory business for over 60 years. The principal worldwide business address of Credit Suisse Asset Management is Uetlibergstrasse 231, CH 8045, Zurich, Switzerland.

         In the U.S., CSAM, a unit of Credit Suisse Asset Management, is an investment manager for corporate and state pension funds, endowments and other institutions and has assets under management of approximately $57 billion. The principal U.S. business address of CSAM is 153 East 53rd Street, New York, New York 10022.

         CSAM seeks investment success through a bottom-up approach that identifies long-term secular changes and companies with unrecognized growth opportunities that, based on fundamental intrinsic value, can be bought at attractive prices. CSAM identifies investments through fundamental analysis and assessment of the economic developments within each country in which it seeks to invest. CSAM then undertakes in-depth research by focusing on company and industry fundamentals and visiting with management. It examines a company's return on invested capital, cash flows, balance sheet, intrinsic value, institutional ownership and owner management. CSAM identifies potential investments with the following qualities: strong management; proprietary products and services; excess cash flow; strong unit growth and consistent earnings; minimal cyclical sensitivity; equity participation by management; private value significantly above public market value; and low institutional recognition.

         CSAM's portion of the Aggressive Growth is managed by Elizabeth Dater and Stephen J. Lurito. Ms. Dater has been with the firm since 1978, is a member of the Management Committee and had been Director of Research for Warburg's investment management activities. Prior to joining the firm, Ms. Dater was Vice President of research at Fiduciary Trust Company of New York and an institutional sales assistant at Lehman Brothers. She holds a B.A. from Boston University and was a participant in the Chartered Financial Analyst Program.

         Mr. Lurito has been with Warburg since 1987. Previously, he had been a research analyst with Sanford C. Bernstein & Company, Inc. He holds a B.A. from the University of Virginia and an M.B.A. from The Wharton School of the University of Pennsylvania.

         The  names,   business  addresses  and  principal  occupations  of  the
Directors and Principal Executive Officers of CSAM are set forth below:

--------------------------------------------------------------------------------------------------------------
NAME                     POSITION                                        BUSINESS ADDRESS
----                     --------                                        ----------------
--------------------------------------------------------------------------------------------------------------
Michael Guarasci         Director and Executive Officer of Credit        153 East 53rd Street
                         Suisse and/or its affiliates.                   New York, New York 10022
--------------------------------------------------------------------------------------------------------------
Hal Liebes               Director and Executive Officer of Credit        153 East 53rd Street
                         Suisse and/or its affiliates.                   New York, New York 10022
--------------------------------------------------------------------------------------------------------------
William W. Priest        Chief Executive Officer, Chairman of the        153 East 53rd Street
                         Management Committee, Executive Director        New York, New York 10022
                         and Director of TIG Holdings, Inc. and other
                         investment companies advised by CSAM.
--------------------------------------------------------------------------------------------------------------
Agnes Reicke             Director and Executive Officer of Credit        Uetlibergstrasse 231, CH 8045
                         Suisse and/or its affiliates.                   Zurich, Switzerland
--------------------------------------------------------------------------------------------------------------
Philip Ryan              Director and Executive Officer of Credit        Beaufort House, 15 St. Botolph Street
                         Suisse and/or its affiliates.                   London EC3A 7JJ England
--------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT JENNISON

         Jennison is a Delaware Limited Liability Company wholly owned by The Prudential Insurance Company of America, with principal offices at 466 Lexington Avenue, New York, New York 10017. They manage accounts for some of the nation's largest pools of assets, including many Fortune 500 companies' retirement assets, as well as endowments and foundations. They manage assets for single client accounts and, under subadvisory relationships, for commingled funds and mutual funds. As of June 30, 1999, Jennison had approximately $50.1 billion in assets under management.

         Jennison seeks superior returns through investment in companies that are able to achieve superior absolute and relative earnings growth. They look for companies with above average revenue and earnings per share growth, strong market position, superior management, improving profitability and distinctive attributes, such as unique marketing ability, strong research and development, and financial strength. Jennison employs a bottom-up approach to investing, seeking stocks of companies that have the ability to maintain or achieve superior absolute and relative sales and earnings growth, while being reasonably priced relative to its potential growth prospects.

         The basis for Jennison's equity investment decisions is the independent research provided by its equity analysts. The analysts normally visit with all companies held in Jennison's portfolios, which is a critical factor in their ability to develop accurate earnings estimates and to judge investments solidly. Approximately 25% of Jennison's research is received from outside sources. They use TELERATE, Reuters, Dow Jones, BRIDGE, StockVal and Bloomberg as basic sources of real-time market information.

         A portfolio manager's sell decisions reflect both company fundamentals and market action. A stock is usually sold for one or more of the following reasons: a fundamental disappointment in earnings; a stock has reached an intermediate-term price objective and its outlook no longer seems sufficiently promising; or a relatively more attractive stock emerges. Even if a company's fundamentals remain intact, when a stock's price movement fails to meet Jennison's expectations, they may reduce that position.

         Jennison's portion of the Large-Cap Growth is managed by Spiros "Sig" Segalas. Mr. Segalas is a founding director of Jennison Associates, which was established in April 1969. He has served as President and Chief Investment Officer of Jennison since 1993 and 1971, respectively. He received a B.A. from Princeton University in 1955 and is a member of the New York Society of Security Analysts.

         The names, business address and principal occupations of the current Directors and Chief Executive Officer of Jennison are set forth below:

--------------------------------------------------------------------------------------------------------------
Name                                    Position                                Address
----                                    --------                                -------
--------------------------------------------------------------------------------------------------------------
Blair A. Boyer                          Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Cecilia M. Brancato                     Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
David Chan                              Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Michael Del Balso                       Executive Vice President, Director      466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Thomas F. Doyle                         Executive Vice President, Director      100 Winter Street, Suite 4900
                                                                                Waltham, Massachusetts 02154
--------------------------------------------------------------------------------------------------------------
Joseph P. Ferrugio                      Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Bradley L. Goldberg                     Executive Vice President, Director      466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
John H. Hobbs                           Chairman & Chief Executive              466 Lexington Avenue
                                        Officer                                 New York, New York 10017
--------------------------------------------------------------------------------------------------------------
James N. Kannry                         Executive Vice President and            466 Lexington Avenue
                                        Director                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Karen E. Kohler                         Treasurer, Secretary, Senior Vice       466 Lexington Avenue
                                        President & Director                    New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Jonathan R. Longley                     Executive Vice President, Director      100 Winter Street, Suite 4900
                                                                                Waltham, Massachusetts 02154
--------------------------------------------------------------------------------------------------------------


                                       -5-




--------------------------------------------------------------------------------------------------------------
Paul Lowenstein                         Director                                751 Broad Street
                                                                                Newark, New Jersey 07101
--------------------------------------------------------------------------------------------------------------
Kathleen A. McCarragher                 Executive Vice President, Director      466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Philip H.B. Moss                        Executive Vice President, Director      15820 Glen Isle Way
                                                                                Fort Myers, Florida 33912
--------------------------------------------------------------------------------------------------------------
Eric S. Philo                           Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Peter H. Reinemann                      Senior Vice President, Director         466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Spiros Segalas                          President, Director                     466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------
Jeffrey P. Siegel                       Executive Vice President, Director      466 Lexington Avenue
                                                                                New York, New York 10017
--------------------------------------------------------------------------------------------------------------

INFORMATION ABOUT THIRD AVENUE

         EQSF Advisers, Inc. is commonly referred to as the Third Avenue Funds and is located at 767 Third Avenue, New York, New York 10017. Third Avenue has been an investment adviser and manager for mutual funds and private accounts since its organization in 1986 and is controlled by Martin J. Whitman.

         Third Avenue pursues long-term capital appreciation by adhering to a discliplined bottom-up, value approach. Third Avenue's value approach to investing is best defined as buying what is safe and cheap, with a primary emphasis on safe. With respect to equities, an issuer must have an exceptionally strong financial position, as measured by an absence of liabilities and ownership of high quality assets, to be considered safe. Moreover, the company must be reasonably well managed and engage in a business which Third Avenue understands. Third Avenue deems bonds as safe to invest in only if they are protected by strong covenants, so that in the event of a money default, the Fund has a reasonably good prospect of recovering at least its cost. Third Avenue strives to pay no more than 50% of what it believes a common stock would be worth were the company to become a takeover candidate or a private business.

         Third Avenue's value approach to investing is based on stringent "bottom-up" analysis. Third Avenue seeks to limit investment risk by learning as much as it can about a company and its securities before it invests. As long-term buy and hold investors, Third Avenue's analytical approach concentrates on understanding the business of an individual issuer and all but ignores stock market trends and predictions. The buy and hold approach ensures very low turnover. This helps to minimize the tax liability due to realized capital gains.

         Third Avenue's portion of the Small-Cap Value is managed by Martin J. Whitman and Curtis Jensen. Mr. Whitman manages the Third Avenue Value Fund and co-manages the Third Avenue Small-Cap Value Fund and Third Avenue Real Estate Value Fund. Mr. Whitman is Chairman, CEO and CIO of M.J. Whitman Advisers, Inc., an investment adviser to private and institutional clients; and Chairman and CEO of M.J. Whitman, Inc., a full-service broker-dealer specializing in the research, sales and trading of distressed securities. Additionally, Mr. Whitman is the Chairman and CEO of Danielson Holding Corporation, an American Stock Exchange listed company with subsidiaries engaged in insurance. Mr. Whitman has served as an adjunct professor at the Yale School of Management since 1972 and presently mentors doctoral candidates. Mr. Whitman is the author of THE AGGRESSIVE CONSERVATIVE INVESTOR AND VALUE INVESTING - A BALANCED APPROACH. Mr. Whitman graduated from Syracuse University magna cum laude in 1949 and received a Masters degree in Economics from the New School for Social Research in 1956.

         Curtis Jensen co-manages the Third Avenue Small-Cap Value Fund with Martin Whitman. Mr. Jensen is also a Senior Research Analyst for Third Avenue Value Fund and M.J. Whitman Advisers, Inc. Mr. Jensen's professional experience includes work as an Industry Analyst in the corporate development group of EnviroSource, a major waste-management concern. Additionally, he has held various corporate finance positions with Manufacturers Hanover Trust Company and Enright and Company, a private investment banking firm. Mr. Jensen graduated with a Masters in Public and Private Management (MPPM) from the Yale School of Management, where he studied under Mr. Whitman. He received his B.A. in Economics from Williams College.

         The names, business address and principal occupations of the current Directors and Chief Executive Officer of Third Avenue are set forth below:

--------------------------------------------------------------------------------------------------------------
Name                                    Position                                Business Address
----                                    --------                                ----------------
--------------------------------------------------------------------------------------------------------------
David M. Barse                          Director and President                  767 Third Avenue
                                                                                New York, NY 10017-2023
--------------------------------------------------------------------------------------------------------------
Barbara Whitman                         Director                                767 Third Avenue
                                                                                New York, NY 10017-2023
--------------------------------------------------------------------------------------------------------------
Martin J. Whitman                       Chairman and CEO                        767 Third Avenue
                                                                                New York, NY 10017-2023
--------------------------------------------------------------------------------------------------------------

BOARD OF DIRECTORS' CONSIDERATIONS

         In approving the Subadvisory Agreements described hereto, the Directors, at in-person meetings held on May 26, 1999 and July 14, 1999, considered certain factors, including (i) the nature and quality of the services expected to be rendered by CSAM, Jennison and Third Avenue, including the credentials and investment experience of each of its officers and employees;
(ii) CSAM's, Jennison's and Third Avenue's investment approach and management style, which is expected to compliment the other investment managers of their respective Portfolios; (iii) the structure of CSAM, Jennison and Third Avenue and their ability to provide services, based on both their financial conditions as well as their performance records; (iv) a favorable comparison of each of CSAM's, Jennison's and Third Avenue's subadvisory fee with those of other advisers; (v) the fact that the terms of the new agreements are substantially similar in form and substance to the Previous Agreements; and (vi) indirect costs and benefits of providing such subadvisory services. With respect to CSAM, the Directors also considered the effects the Merger would have on CSAM's management and key personnel. The Directors determined that, with respect to Large-Cap Growth and Small-Cap Value, the change in subadvisers and the subadvisory fees were reasonable, fair and in the best interests of the shareholders. With respect to Aggressive Growth, in light of the fact that the Subadvisory Agreement was being approved due to a change in control of the subadviser, the Directors found the most important factor in their decision to be the continuity of management of Warburg. In making their determination, the Directors stressed the importance of CSAM's expectation that the management and key personnel involved with Aggressive Growth would not be affected following the merger. The Directors determined that the engagement of CSAM as subadviser to Aggressive Growth and the subadvisory fee were reasonable, fair and in the best interests of Aggressive Growth and its shareholders.

ADDITIONAL INFORMATION

         SunAmerica Capital Services, Inc. (the "Distributor") serves as distributor of the shares of each Portfolio of the Corporation. Both SunAmerica and the Distributor are located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017.

         The Corporation is not required to hold annual meetings of shareholders and, therefore, it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be considered for inclusion in the proxy statement for the next meeting of shareholders must be submitted at a reasonable time before the proxy statement is mailed. Whether a proposal submitted will be included in the proxy statement will be determined in accordance with applicable state and federal law.


                                                By Order of the Directors,

                                                /s/ Robert M. Zakem

                                                Robert M. Zakem
                                                Secretary
Dated:   September 7, 1999

                                                                      Exhibit A
                                    [Form of]

                              SUBADVISORY AGREEMENT


                  This SUBADVISORY AGREEMENT is dated as of ____________, by and
between   SUNAMERICA  ASSET  MANAGEMENT  CORP.,  a  Delaware   corporation  (the
"Adviser"), and ___________________________ (the "Subadviser").

                                   WITNESSETH:

         WHEREAS, the Adviser and Style Select Series, Inc., a Maryland corporation (the "Corporation"), have entered into an Investment Advisory and Management Agreement dated as of January 1, 1999, (the "Advisory Agreement") pursuant to which the Adviser has agreed to provide investment management, advisory and administrative services to the Corporation; and

         WHEREAS, the Corporation is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and may issue shares of common stock, par value $.0001 per share, in separately designated series representing separate funds with their own investment objectives, policies and purposes; and

         WHEREAS, the Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Adviser desires to retain the Subadviser to furnish investment advisory services to the investment series of the Corporation listed on Schedule A attached hereto (the "Portfolio"), and the Subadviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. DUTIES OF THE SUBADVISER. The Adviser hereby engages the services of the Subadviser in furtherance of its Investment Advisory and Management Agreement with the Corporation. Pursuant to this Subadvisory Agreement and subject to the oversight and review of the Adviser, the Subadviser will manage the investment and reinvestment of a portion of the assets of each Portfolio listed on Schedule A attached hereto. The Subadviser will determine in its discretion and subject to the oversight and review of the Adviser, the securities to be purchased or sold, will provide the Adviser with records concerning its activities which the Adviser or the Corporation is required to maintain, and will render regular reports to the Adviser and to officers and Directors of the Corporation concerning its discharge of the foregoing responsibilities. The Subadviser shall discharge the foregoing responsibilities subject to the control of the officers and the Directors of the Corporation and in compliance with such policies as the Directors of the Corporation may from time to time establish and communicate to Subadviser, and in compliance with (a) the objectives, policies, and limitations for the Portfolio set forth in the Corporation's current prospectus and statement of additional information as provided to Subadviser, and (b) applicable laws and regulations.

            The Subadviser represents and warrants to the Adviser that the portion of each Portfolio set forth in Schedule A managed by it will at all times be operated and managed in compliance with all applicable federal and state laws governing its operations and investments. Without limiting the foregoing and subject to Section 9(c) hereof, the Subadviser represents and warrants (1) that the management of the assets of a Portfolio managed by it will be designed to achieve qualification by each Portfolio to be treated as a "regulated investment company" under subchapter M, chapter 1 of the Internal Revenue Code of 1986, as amended (the "Code"), and (2) compliance with (a) the provisions of the Act and rules adopted thereunder that relate to the investment of Portfolio assets, including depositing those assets in custody with institutions designated by the Corporation; and (b) applicable federal and state securities and commodities laws (other than state securities laws relating to the amount of Portfolio shares that may be sold in a particular state); provided that for purposes of Section 17(a), (d) and (e), Subadviser shall effect compliance only in relation to affiliated persons identified to it by the Adviser and its own affiliates. The Subadviser further represents and warrants that only with respect to any statements or omissions made in any Registration Statement for shares of the Corporation, or any amendment or supplement thereto, made in reliance upon and in conformity with information furnished by the Subadviser expressly for use therein, such Registration Statement and any amendments or supplements thereto will, when they become effective, conform in all material respects to the requirements of the Securities Act of 1933 and the rules and regulations of the Commission thereunder (the "1933 Act") and the Act and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

            The Subadviser accepts such employment and agrees, at its own expense, to render the services set forth herein and to provide the office space, furnishings, equipment and personnel required by it to perform such services on the terms and for the compensation provided in this Agreement.

         2. PORTFOLIO TRANSACTIONS. The Subadviser is responsible for decisions to buy or sell securities and other investments for each Portfolio, broker-dealers and futures commission merchants' selection, and negotiation of brokerage commission and futures commission merchants' rates. As a general matter, in executing Portfolio transactions, the Subadviser may employ or deal with such broker-dealers or futures commission merchants as may, in the
Subadviser's best judgement, provide prompt and reliable execution of the transactions at favorable prices and reasonable commission rates. In selecting such broker-dealers or futures commission merchants, the Subadviser shall consider all relevant factors including price (including the applicable brokerage commission, dealer spread or futures commission merchant rate), the size of the order, the nature of the market for the security or other investment, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer or futures commission merchant involved, the quality of the service, the difficulty of execution, the execution capabilities and operational facilities of the firm involved, and, in the case of securities, the firm's risk in positioning a block of securities. Subject to such policies as the Directors may determine and consistent with Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Subadviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of the Subadviser's having caused a Portfolio to pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member of an exchange, broker or dealer viewed in terms of either that particular transaction or the Subadviser's overall responsibilities with respect to such Portfolio and to other clients as to which the Subadviser exercises investment discretion. In accordance with Section 11(a) of the 1934 Act and Rule 11a2-2(T) thereunder, and subject to any other applicable laws and regulations including Section 17(e) of the Act and Rule 17e-1 thereunder, the Subadviser may engage its affiliates, the Adviser and its affiliates or any other subadviser to the Corporation and its respective affiliates, as broker-dealers or futures commission merchants to effect Portfolio transactions in securities and other investments for a Portfolio. The Subadviser will promptly communicate to the Adviser and to the officers and the Directors of the Corporation such information relating to Portfolio transactions as they may reasonably request. To the extent consistent with applicable law, the Subadviser may aggregate purchase or sell orders for the Portfolio with contemporaneous purchase or sell orders of other clients of the Subadviser or its affiliated persons. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser determines to be equitable and consistent with its and its affiliates' fiduciary obligations to the Portfolio and to such other clients. The Adviser hereby acknowledges that such aggregation of orders may not result in more favorable pricing or lower brokerage commissions in all instances.

         3. COMPENSATION OF THE SUBADVISER. The Subadviser shall not be entitled to receive any payment from the Corporation and shall look solely and exclusively to the Adviser for payment of all fees for the services rendered, facilities furnished and expenses paid by it hereunder. As full compensation for the Subadviser under this Agreement, the Adviser agrees to pay to the Subadviser a fee at the annual rates set forth in Schedule A hereto with respect to the portion of the assets managed by the Subadviser for each Portfolio listed thereon. Such fee shall be accrued daily and paid monthly as soon as practicable after the end of each month (i.e., the applicable annual fee rate divided by 365 applied to each prior days' net assets in order to calculate the daily accrual). If the Subadviser shall provide its services under this Agreement for less than the whole of any month, the foregoing compensation shall be prorated.

         4. OTHER SERVICES. At the request of the Corporation or the Adviser, the Subadviser in its discretion may make available to the Corporation, office facilities, equipment, personnel and other services. Such office facilities, equipment, personnel and services shall be provided for or rendered by the Subadviser and billed to the Corporation or the Adviser at the Subadviser's cost.

         5. REPORTS. The Corporation, the Adviser and the Subadviser agree to furnish to each other, if applicable, current prospectuses, statements of additional information, proxy statements, reports of shareholders, certified copies of their financial statements, and such other information with regard to their affairs and that of the Corporation as each may reasonably request.

         6. STATUS OF THE SUBADVISER. The services of the Subadviser to the Adviser and the Corporation are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others so long as its services to the Corporation are not impaired thereby. The Subadviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Corporation in any way or otherwise be deemed an agent of the Corporation.

         7. CERTAIN RECORDS. The Subadviser hereby undertakes and agrees to maintain, in the form and for the period required by Rule 31a-2 under the Act, all records relating to the investments of the Portfolio that are required to be maintained by the Corporation pursuant to the requirements of Rule 31a-1 of that Act. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the Act which are prepared or maintained by the Subadviser on behalf of the Corporation are the property of the Corporation and will be surrendered promptly to the Corporation or the Adviser on request.

            The Subadviser agrees that all accounts, books and other records maintained and preserved by it as required hereby shall be subject at any time, and from time to time, to such reasonable periodic, special and other examinations by the Securities and Exchange Commission, the Corporation's auditors, the Corporation or any representative of the Corporation, the Adviser, or any governmental agency or other instrumentality having regulatory authority over the Corporation.

         8. REFERENCE TO THE SUBADVISER. Neither the Corporation nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Subadviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Subadviser, which approval shall not be unreasonably withheld.

         9. LIABILITY OF THE SUBADVISER. (a) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties ("disabling conduct") hereunder on the part of the Subadviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) the Subadviser shall not be subject to liability to the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or to any shareholder of the Corporation for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Adviser shall indemnify the Subadviser (and its officers, directors, partners, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Subadviser) (collectively, the "Indemnified Parties") from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the Subadviser's providing services under this Agreement.

            (b) The Subadviser agrees to indemnify and hold harmless the Adviser and its affiliates and each of its directors and officers and each person, if any, who controls the Adviser within the meaning of Section 15 of the 1933 Act against any and all losses, claims, damages, liabilities or litigation
(including reasonable legal and other expenses), to which the Adviser or its affiliates or such directors, officers or controlling person may become subject under the 1933 Act, under other statutes, at common law or otherwise, which may be based upon breach of this Agreement by the Subadviser; provided, however, that in no case is the Subadviser's indemnity in favor of any person deemed to protect such other persons against any liability to which such person would otherwise be subject by reasons of willful misfeasance, bad faith, or gross negligence in the performance of his, her or its duties or by reason of his, her or its reckless disregard of obligation and duties under this Agreement.

            (c) The Subadviser shall not be liable to the Adviser its officers, directors, agents, employees, controlling persons or shareholders or to the Corporation or its shareholders for (i) any acts of the Adviser or any other subadviser to the Portfolio with respect to the portion of the assets of a Portfolio not managed by Subadviser and (ii) acts of the Subadviser which result from or are based upon acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser or any other subadviser to a Portfolio, which records are not also maintained by the Subadviser or, to the extent such records relate to the portion of the assets managed by the Subadviser, otherwise available to the Subadviser upon reasonable request. The Adviser agrees that Subadviser shall manage the portion of the assets of a Portfolio allocated to it as if it was a separate operating portfolio and shall comply with subsections
(a) and (b) of Section I of this Subadvisory Agreement (including, but not limited to, the investment objectives, policies and restrictions applicable to a Portfolio and qualifications of a Portfolio as a regulated investment company under the Code) only with respect to the portion of assets of a Portfolio allocated to Subadviser. The Adviser shall indemnify the Indemnified Parties from any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) arising from the conduct of the Adviser, the Corporation and any other subadviser with respect to the portion of a Portfolio's assets not allocated to Subadviser and with respect to any other portfolio of the Corporation.

         10. PERMISSIBLE INTERESTS. Directors and agents of the Corporation are or may be interested in the Subadviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Subadviser are or may be interested in the Corporation as Directors, or otherwise; and the Subadviser (or any successor) is or may be interested in the Corporation in some manner.

         11. TERM OF THE AGREEMENT. This Agreement shall continue in full force and effect with respect to each Portfolio until two years from the date hereof, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the vote of a majority of those Directors of the Corporation who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by the Directors of the Corporation or by vote of a majority of the outstanding voting securities of the Portfolio voting separately from any other series of the Corporation.

            With respect to each Portfolio, this Agreement may be terminated at any time, without payment of a penalty by the Portfolio or the Corporation, by vote of a majority of the Directors, or by vote of a majority of the outstanding voting securities (as defined in the Act) of the Portfolio, voting separately from any other series of the Corporation, or by the Adviser, on not less than 30 nor more than 60 days' written notice to the Subadviser. With respect to each Portfolio, this Agreement may be terminated by the Subadviser at any time, without the payment of any penalty, on 90 days' written notice to the Adviser and the Corporation. The termination of this Agreement with respect to any Portfolio or the addition of any Portfolio to Schedule A hereto (in the manner required by the Act) shall not affect the continued effectiveness of this Agreement with respect to each other Portfolio subject hereto. This Agreement shall automatically terminate in the event of its assignment (as defined by the Act).

             This Agreement will also terminate in the event that the Advisory Agreement by and between the Corporation and the Adviser is terminated.

         12. SEVERABILITY. This Agreement constitutes the entire Agreement between the parties hereto. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

         13.  SURVIVAL.  Section 9 and the right to  receive  amounts  due under
Section 3 shall survive termination of this Agreement.

         14. AMENDMENTS. This Agreement may be amended by mutual consent in writing, but the consent of the Corporation must be obtained in conformity with the requirements of the Act.

         15. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of New York and the applicable provisions of the Act. To the extent the applicable laws of the State of New York, or any of the provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         16. SEPARATE SERIES. Pursuant to the provisions of the Articles of Incorporation and the General Laws of the State of Maryland, each Portfolio is a separate series of the Corporation, and all debts, liabilities, obligations and expenses of a particular Portfolio shall be enforceable only against the assets of that Portfolio and not against the assets of any other Portfolio or of the Corporation as a whole.

         17. NOTICES. All notices shall be in writing and deemed properly given when delivered or mailed by United States certified or registered mail, return receipt requested, postage prepaid, addressed as follows:

         Subadviser:      Name of Subadviser
                          Address
                          Attn:

         Adviser:         SunAmerica Asset Management Corp.
                          The SunAmerica Center
                          733 Third Avenue, Third Floor
                          New York, NY 10017-3204
                          Attention: Robert M. Zakem
                                     Senior Vice President and
                                     General Counsel

         IN WITNESS WHEREOF, the parties have caused their respective duly authorized officers to execute this Agreement as of the date first above written.


                                            SUNAMERICA ASSET MANAGEMENT CORP.



                                            By: _______________________________
                                                 Name:  Peter A. Harbeck
                                                 Title: President



                                            SUBADVISER



                                            By: _______________________________
                                                 Name:
                                                 Title: